Tauriga Sciences Confirms that Canadian Trading Halt (Cease Trade) has been Lifted by Autorité des Marchés Financiers (Quebec Based regulatory Authority)

New York, NY – JANUARY 8, 2015 Tauriga Sciences, Inc (“Tauriga”) (OTCQB: TAUG) announces that the Autorité des Marchés Financiers (“AMF” or “Authority”), the market regulatory authority in the province of Québec, Canada has lifted its cease trade order relating to Tauriga’s securities effective June 23, 2014. Tauriga’s common shares were placed on a “cease trade” or “trading halt” in Canada by the Authority for failure to file its financial statements and management’s discussion and analysis for the interim fiscal periods ended June 30, 2013, September 30, 2013 and December 31, 2013 and its annual financial statements, management’s discussion and analysis and annual information form for the fiscal year ended March 31, 2013 in Canada (collectively, the “Financial Documents”). Although the Financial Documents were filed by Tauriga with the Securities and Exchange Commission as required, the Financial Documents were not filed on SEDAR. The Financial Documents were filed by Tauriga on SEDAR on July 18, 2014 and are available at www.sedar.com.

About Tauriga Sciences, Inc.:

Tauriga Sciences, Inc. (TAUG) is a diversified life sciences company focused on generating profitable revenues in the natural wellness sector and in developing a proprietary synthetic biology platform technology. The mission of the Company is to acquire and build a balanced portfolio of cutting edge technology assets that is capital efficient and of significant value to the shareholders. The Company’s business model includes the acquisition of licenses, equity stakes, rights on both an exclusive and non-exclusive basis, and entire businesses. Management is firmly committed to building lasting shareholder value in the short, intermediate, and long terms. Please visit the Company’s corporate website at www.tauriga.com.

NON SOLICITATION:

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted. Any securities offered or issued in connection with the above-referenced merger and/or investment have not been registered, and will be offered pursuant to an exemption from registration. In addition the above mentioned investment banking agreement with Dragoon Capital is contractually on a best efforts basis.

DISCLAIMER

Forward-Looking Statements: Except for statements of historical fact, this news release contains certain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation expectations, beliefs, plans and objectives regarding the development, use and marketability of products. Such forward-looking statements are based on present circumstances and on TAUG’s predictions with respect to events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, and are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to successfully develop and market products, consumer and business consumption habits, the ability to fund operations and other factors over which TAUG has little or no control. Such forward-looking statements are made only as of the date of this release, and TAUG assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements. Risks, uncertainties and other factors are discussed in documents filed from time to time by TAUG with the Securities and Exchange Commission. This press release does not and shall not constitute an offer to sell or the solicitation of any offer to buy any of the securities, nor shall there be any sale of the securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration, under the Securities Act and applicable state securities laws.

Contact:

Tauriga Sciences, Inc.:

Dr. Stella M. Sung,

Chairman and Chief Executive Officer

Tauriga Sciences, Inc.

www.tauriga.com

San Diego: + 1-858-353-5749

Email: ssung@tauriga.com